UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

February 2, 2018

ADTALEM GLOBAL EDUCATION INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, Illinois	60661
(Address of principal executive offices)	(Zip Code)

(630) 515-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CPR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously reported by Adtalem Global Education Inc. (“Adtalem”) on the Current Report on Form 8-K dated December 4, 2017, Adtalem entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which Adtalem agreed to sell DeVry University to Cogswell Education, LLC (the “Buyer”). Subject to the terms and conditions of the Purchase Agreement, Adtalem will sell all of the outstanding equity interests of DeVry University, Inc. and DeVry New York Inc. (such sale, the “Transaction”) to Buyer for de minimis consideration with an expected closing date in early fiscal year 2019.

The decision to divest DeVry University was made based on changes in strategic direction for the Adtalem portfolio of institutions. The sale represents a strategic shift that will have a major effect on Adtalem’s operations and financial results. In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) DeVry University’s assets and liabilities will be classified as “Held for Sale” on the Consolidated Balance Sheets for all periods presented, and DeVry University’s results of operations will be classified as “Discontinued Operations” on the Consolidated Statements of Income (Loss) for all periods presented beginning with the Quarterly Report on Form 10-Q for the period ended December 31, 2017.

Adtalem is furnishing this Current Report on Form 8-K to provide investors with historical Consolidated Statements of Income (Loss) to reflect DeVry University as discontinued operations. The statements in Exhibit 99.1 provide unaudited information in accordance with discontinued operations disclosure requirements for the previously reported fiscal years ended June 30, 2016 and June 30, 2017, and the previously reported quarters in fiscal year 2017, and the first quarter in fiscal year 2018.

The schedule in Exhibit 99.2 includes net income on a non-GAAP basis. Management believes that the non-GAAP disclosure of net income from continuing operations excluding special items provides investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations and is useful for period-over-period comparisons of such operations given the nature of the special items. Adtalem uses these supplemental financial measures internally in its management and budgeting process. However, these non-GAAP financial measures should be viewed in addition to, and not as a substitute for, Adtalem’s reported results prepared in accordance GAAP.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 8.01 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Adtalem management expects to file its Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 with the Securities and Exchange Commission on or about February 6, 2018.

Item 9.01	Financial Statements and Exhibits

99.1	Consolidated Statements of Income (Loss) for the years ended June 30, 2017 and June 30, 2016, and quarters ended September 30, 2016 through September 30, 2017.
99.2	Schedule of Non-GAAP Earnings for the years ended June 30, 2017 and June 30, 2016, and quarters ended September 30, 2016 through September 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.
(Registrant)

Date: February 2, 2018	By:	/s/ Kathleen A. Carroll
Kathleen A. Carroll
Vice President, Controller